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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 21, 2003


                                    C2, INC.
             (Exact name of registrant as specified in its charter)

Wisconsin                         001-14171                 39-1915787
-------------------------------   ------------------------  --------------------
(State or other jurisdiction of   (Commission file number)  (Identification No.)
incorporation)



700 N. Water Street, Suite 1200, Milwaukee, Wisconsin              53202
-----------------------------------------------------             ----------
    (Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code    (414) 291-9000
                                                    -----------------


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ITEM 7.  MANAGEMENT'S EXHIBITS.

         Exhibits.

         (a)      Not Applicable
         (b)      Not Applicable
         (c)      Exhibits.  The following exhibit is being furnished herewith:

         Exhibit No.             Exhibit
         -----------             -------
           99                    C2, Inc. Press Release dated October 21, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On October 21, 2003, C2, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003. The press release is being furnished with this Form 8-K as Exhibit 99.




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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           C2, INC.

Date:      October 22, 2003                By:  /s/  WILLIAM T. DONOVAN
                                                ----------------------

                                           William T. Donovan
                                           President & Chief Executive Officer


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                                  EXHIBIT INDEX


     Exhibit No.           Exhibit
     -----------           -------

       99                  C2, Inc. Press Release dated October 21, 2003